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                                                                    EXHIBIT 10.4

                             MASTER CLUB AGREEMENT

         THIS MASTER CLUB AGREEMENT (this "Agreement") is entered into as of the 28th day of March 1990, by and between Master Endless Escape Club, a Texas non-profit corporation (the "Master Club"), and Ozark Mountain Resort Club, a Missouri non-profit corporation, Holiday Hills Resort Club, a Missouri non-profit corporation, The Holly Lake Club, a Texas non-profit unincorporated association, The Villages Condoshare Association, a Texas non-profit unincorporated association, The Villages Club, an unincorporated association, Piney Shores Club, a Texas non-profit unincorporated association, and Hill Country Resort Condoshare Club, a Texas non-profit unincorporated association (collectively the "Clubs" and individually a "Club").

                                R E C I T A L S:
                                - - - - - - - -

         WHEREAS, Ascension Resorts, Ltd., a Texas limited partnership ("Ascension"), owns and operates six (6) resorts, four (4) of which are located in Texas and are known as Holly Lake Ranch, The Villages, Piney Shores Resort and Hill Country Resort and two (2) of which are located in Missouri and are known as Ozark Mountain Resort and Holiday Hills Resort (collectively the "Resorts" and individually a "Resort"); and

         WHEREAS, Ascension has created and established a program referred to as the Endless Escape Program (the "Program") pursuant to which each member of the Clubs is entitled, at no additional charge, (i) to vacation at each member's respective Resort more frequently and, under certain circumstances, during use periods not already owned by that member, and (ii) to vacation at the other Resorts owned by Ascension and participating in the Program; and

         WHEREAS, Ascension created the Master Club for the purpose of implementing and administering the Program and more efficiently managing the various Resorts owned by Ascension which participate in the Program; and

         WHEREAS, each respective Club acknowledges and agrees that the Program and this Agreement are to its benefit and advantage; and

         WHEREAS, the Clubs and the Master Club desire to enter into this Agreement in order to set forth the responsibilities and duties of the Master Club;

         NOW, THEREFORE, in order to carry out the desire of the Clubs and the Master Club, and for and in consideration of Ten and No/100 Dollars ($10.00), the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Clubs and the Master Club hereby covenant and agree as follows:

         1. The Master Club shall have the following responsibilities and duties for the benefit of all Clubs:

                 (a) create and maintain a centralized reservation system for all Resorts;

                 (b) achieve cost savings by purchasing goods and services for all Resorts as a group rather than having each Resort purchase its goods and services on an individual basis;

                 (c) arrange for centralized management of the entire resort system;

                 (d) provide accounting, legal and other administrative services for the entire resort system;

                 (e) implement and administer the Program in accordance with the rules and regulations of the Program; and
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                 (f)      pay all costs and expenses incurred at each Resort
                 individually as well as any system-wide costs and expenses.

2. In order to enable the Master Club to perform the responsibilities and duties described hereinabove, each Club agrees to pay to the Master Club the following amounts as a fee to the Master Club for the services rendered by the Master Club for the benefit of each Club: (i) all dues, assessments, late charges and other amounts levied against and collected from its respective members pursuant to the Declaration of Restrictions, Covenants and Conditions and the By-Laws of such respective Club, plus (ii) all other income generated by its respective Resort. The Master Club will use its fee collected from the Clubs to pay (i) the individual common expenses of each Resort, and (ii) the system-wide costs and expenses of administering and maintaining the Program and operating and managing the Resorts including, but not limited to, expenses for accounting, legal services, administration, payroll, and management of the entire resort system.

3. This Agreement shall be in full force and effect in perpetuity. Notwithstanding the foregoing, however, this Agreement shall be terminated upon the cessation of legal existence of the Master Club or, alternatively, of all of the Clubs, and the surviving party or parties, if any, shall in such event have no further obligations hereunder.

4. This Agreement inures to the benefit of, and is binding upon, the Master Club and each of the Clubs and their respective successors, legal representatives and assigns.

5. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and all such counterparts shall be deemed one and the same instrument.

                                              MASTER CLUB:
                                              -----------

                                              MASTER ENDLESS ESCAPE CLUB,
                                              a Texas non-profit corporation

                                              By: /s/SHARON BRAYFIELD
                                              ----------------------------------
                                              Its: President

                                              CLUBS:
                                              -----

                                              OZARK MOUNTAIN RESORT CLUB, a
                                              Missouri non-profit corporation

                                              By: /s/SHARON BRAYFIELD
                                              ----------------------------------
                                              SHARON BRAYFIELD, Director

                                              By: /s/RALPH BROTHERTON
                                              ----------------------------------
                                              RALPH BROTHERTON, Director

                                              By: /s/ORVILLE GARRISON
                                              ----------------------------------
                                              ORVILLE GARRISON, Director

                                              By: /s/VICKI CURRY
                                              ----------------------------------
                                              VICKI CURRY, Director

                                              By: /s/MAX JONES
                                              ----------------------------------
                                              MAX JONES, Director




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                                              HOLIDAY HILLS RESORT CLUB, a
                                              Missouri non-profit corporation

                                              By: /s/SHARON BRAYFIELD
                                              ----------------------------------
                                              SHARON BRAYFIELD,Director

                                              By: /s/RALPH BROTHERTON
                                              ----------------------------------
                                              RALPH BROTHERTON, Director

                                              By: /s/VICKI CURRY
                                              ----------------------------------
                                              VICKI CURRY, Director

                                              By: /s/DELBERT WILKENS
                                              ----------------------------------
                                              DELBERT WILKENS, Director

                                              By: /s/GUY WILKERSON
                                              ----------------------------------
                                              GUY WILKERSON, Director

                                              THE HOLLY LAKE CLUB, a Texas non-
                                              profit unincorporated association

                                              By: /s/RALPH BROTHERTON
                                              ----------------------------------
                                              RALPH BROTHERTON, Governor

                                              By: /s/WILLIAM HUFF
                                              ----------------------------------
                                              WILLIAM HUFF, Governor

                                              By: /s/BOB LEVY
                                              ----------------------------------
                                              BOB LEVY, Governor

                                              By: /s/JACK ODOM
                                              ----------------------------------
                                              JACK ODOM, Governor

                                              By: /s/JANETTE PERRY
                                              ----------------------------------
                                              JANETTE PERRY, Governor





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                                              THE VILLAGES CONDOSHARE
                                              ASSOCIATION, a Texas non-profit
                                              unincorporated association

                                              By: /s/GLORIA ANDERSON
                                              ----------------------------------
                                              GLORIA ANDERSON, Director

                                              By: /s/JANA BLEVINS
                                              ----------------------------------
                                              JANA BLEVINS, Director

                                              By: /s/RALPH BROTHERTON
                                              ----------------------------------
                                              RALPH BROTHERTON, Director

                                              By: /s/RAYMOND LEWIS
                                              ----------------------------------
                                              RAYMOND LEWIS, Director

                                              By: /s/JACK ODOM
                                              ----------------------------------
                                              JACK ODOM, Director

                                              THE VILLAGES CLUB, an
                                              unincorporated association

                                              By: /s/JANA BLEVINS
                                              ----------------------------------
                                              JANA BLEVINS, Governor

                                              By: /s/RALPH BROTHERTON
                                              ----------------------------------
                                              RALPH BROTHERTON, Governor

                                              By: /s/GRACE CASEY
                                              ----------------------------------
                                              GRACE CASEY, Governor

                                              By: /s/JACK ODOM
                                              ----------------------------------
                                              JACK ODOM, Governor

                                              By: /s/SALLY TURNER
                                              ----------------------------------
                                              SALLY TURNER, Governor

                                              PINEY SHORES CLUB, a Texas non-
                                              profit unincorporated association

                                              By: /s/GEORGE BISHOP
                                              ----------------------------------
                                              GEORGE BISHOP, Governor

                                              By: /s/RALPH BROTHERTON
                                              ----------------------------------
                                              RALPH BROTHERTON,Governor

                                              By: /s/PAULA FRANKLIN
                                              ----------------------------------
                                              PAULA FRANKLIN, Governor

                                              By: /s/MARIE A. McCAGHREN
                                              ----------------------------------
                                              MARIE McCAGHREN, Governor

                                              By: /s/JACK ODOM
                                              ----------------------------------
                                              JACK ODOM, Governor





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                                              HILL COUNTRY RESORT CONDOSHARE
                                              CLUB, a Texas non-profit
                                              unincorporated association

                                              By: /s/OBIE BINNICKER
                                              ----------------------------------
                                              OBIE BINNICKER, Governor

                                              By: /s/RALPH BROTHERTON
                                              ----------------------------------
                                              RALPH BROTHERTON, Governor

                                              By: /s/MARGARET COWAN
                                              ----------------------------------
                                              MARGARET COWAN, Governor

                                              By: /s/MIKE FENLON
                                              ----------------------------------
                                              MIKE FENLON, Governor

                                              By: /s/JACK ODOM
                                              ----------------------------------
                                              JACK ODOM, Governor





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